Financial Liabilities at Amortized Cost - Schedule of Financial Liabilities at Amortized Cost (Details) - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Current:
Subsidiary’s preferred shares liabilities	$ 521,003
Add: Net exchange differences	(11,935)
Total current financial liabilities	509,068
Non-current:
Subsidiary’s preferred shares liabilities	1,432,758	1,953,761
Add: Net exchange differences	(32,822)	(123,935)
Total non-current financial liabilities	$ 1,399,936	$ 1,829,826